SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 3, 2005

BRINKER INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	1-10275 (Commission File Number)	74-1914582 (IRS Employment Identification No.)

6820 LBJ Freeway
Dallas, Texas 75240
(Address of principal executive offices)

Registrant's telephone number, including area code    972-980-9917

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

____    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

____    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
            240.14d-2(b)).

____    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act  (17 CFR
            240.13e-4(c)).

Item 8.01.  Other Events

                   On October 3, 2005, the Company issued a Press Release announcing that it entered into an agreement for the sale of its Corner Bakery Cafe restaurant concept to CBC Restaurant Corporation, an affiliate of the private equity firm Bruckmann, Rosser, Sherill, & Co. LLC.  The sale is expected to close by the end of the calendar year.  A copy of the Press Release is attached hereto as Exhibit 99.

Item 9.01.  Financial Statements and Exhibits

                   (c)  Exhibits.

                   99  Press Release, dated October 3, 2005.

SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRINKER INTERNATIONAL, INC.

Date: October 3, 2005	By: /s/ Jay L. Tobin
Jay L. Tobin, Senior Vice President,
Deputy General Counsel and Assistant Secretary